Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of USA Mobility, Inc. (the “Company”) hereby certify, to such officer’s knowledge, that:
(i)	the accompanying amended Annual Report of Form 10-K/A of the Company for the period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the securities Exchange Act of 1934, as amended; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: June 12, 2006

/s/ Thomas L. Schilling
Thomas L. Schilling
Chief Financial Officer